As filed with the SEC on April 29, 2021 .	Registration Nos. 333-69327 811-04613
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
_________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 27

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 112
_________________
VARIABLE ACCOUNT C
(Exact Name of Registrant)
UNION SECURITY INSURANCE COMPANY
(Name of Depositor)
440 Mount Rushmore Road
Rapid City, South Dakota 57701
800-852-2244
(Address and telephone number of principal executive offices)
_________________
William J. Evers
Vice President and Corporate Counsel
The Prudential Insurance Company of America
Three Gateway Center
Newark, New Jersey 07102
(Name and address of agent for service)
_________________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on April 30, 2021, pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on pursuant to paragraph (a)(1) of Rule 485
(date)
■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Union Security Insurance Company
WALL STREET SERIES VUL
FLEXIBLE PREMIUM INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES
VARIABLE ACCOUNT C
UNION SECURITY INSURANCE COMPANY
ADMINISTERED BY:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NJ 07102
TELEPHONE: 1-800- 231-5453
PROSPECTUS DATED: May 1, 2021

This Prospectus describes information about the Wall Street Series VUL. Some policy features may not be available in some states and there may be variations in your Policy from descriptions contained in this prospectus because of differences in state law that affect the Policies.
Wall Street Series VUL is a flexible premium variable life insurance policy. It is:
•Flexible premium, generally, you may decide when to make premium payments and in what amounts.
•Variable, because the value of your life insurance policy will fluctuate with the performance of the underlying funds.
You may allocate your Premium Payment to “Sub-Accounts.” The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors (“Funds”). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This policy offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: BlackRock Variable Series Funds, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc, and Fidelity Variable Insurance Product Funds. The Funds are described in greater detail in “The Funds” section of this prospectus.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The policy is no longer available for sale. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance policy with this policy may not be to your advantage.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for portfolio companies available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 800-231-5453. Your election to receive reports in paper will apply to all portfolio companies available under your Contract.
In compliance with U.S. law, The Prudential Insurance Company of America delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at www.Investor.gov.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract was available for purchase through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in Variable Life Insurance is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Union Security Insurance Company

1	Union Security Insurance Company
Summary of Benefits and Risks
This section contains a summary of the benefits available under the policy and the principal risks of purchasing the policy. It is only a summary and you should read the entire prospectus.
Benefits of Your Policy
Policy Summary — We will pay the Death Benefit to the named Beneficiaries upon the death of the Insured. You, as the Policy Owner, pay the Premiums for the Policy and name the Beneficiary. The Insured is the person whose life is insured under the Policy. You allocate Premiums to the Underlying Funds and can accumulate Policy Value on a tax-deferred basis. We deduct policy fees and charges from the Premiums and the Policy Value. You may access the Policy Value through loans and withdrawals.
Flexibility — The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.
Death Benefit — While the policy is in force and when the insured dies, we pay a death benefit to your beneficiary. However, your death benefit will never be less than the Minimum Death Benefit. See Death Benefits and Policy Values. You select one of two death benefit options:
•Level Option (“Option A”): The death benefit equals the current Face Amount.
•Return of Policy Value Option (“Option B”): The death benefit is the current Face Amount plus the Policy Value of your policy on the date we receive due proof of the insured’s death.
The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.
Guaranteed Death Benefit — Generally, your death benefit coverage will last as long as there is enough C ash S urrender V alue in your policy to pay for the monthly charges we deduct. Since this is a variable life policy, values of your policy will fluctuate based on the performance of the underlying investment options you have chosen. Without the Guaranteed Death Benefit your policy will lapse if the Cash Surrender Value is insufficient to pay your monthly charges. However, when the Guaranteed Death Benefit feature is in effect, the policy will not lapse, regardless of the investment performance of the underlying funds.
Investment Options — You may invest in a variety of investment options and a General Account. You may transfer money among your investment choices, subject to restrictions.
Premium Payments — You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the policy. You may change your planned premium, or pay additional premiums any time, subject to certain limitations.
Right to Examine Your Policy — You have a limited right to return the policy for cancellation after purchase. See “Your Policy — Policy Rights.”
Withdrawals and Surrenders — You may take money out of your policy once per year after the first policy year, subject to certain minimums. You may also surrender your policy in full. (See “Risks of Your Policy,” below).
Loans — You may use this policy as collateral to obtain a loan from Us.
Settlement Options — You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.
Optional Coverage — You may add other coverages to your policy. See “Your Policy — Other Benefits.”
Tax Benefits — In most cases, you are not taxed on earnings until you take earnings out of the policy (commonly known as “tax-deferral”). The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit.
Risks of Your Policy - This is a brief description of the principal risks of the policy.
Investment Performance — The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. Charges and fees may have a significant impact on Policy Value and the investment performance of the Sub-Accounts (particularly with policies with lower Policy Value). A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund’s prospectus. You should read the prospectuses for the Funds for information about the risks of each investment option.
Unsuitable for Short-Term Savings — The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period because surrenders may be subject to a surrender charge. The surrender charge is proportionally higher during the early years of the policy, and may more than offset any increase in Policy Value.
Risk of Lapse — Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.
Withdrawal Limitations — You can take a withdrawal after the first policy year. Withdrawals will reduce your policy’s death benefit, may increase the risk of policy lapse , and may be subject to a transaction fee.

2	Union Security Insurance Company
Transfer Limitations — We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the General Account.
Loans — Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy’s Policy Value, and will reduce the death proceeds.
Adverse Tax Consequences — You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. Under certain circumstances, your policy may become a modified endowment policy under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% penalty (unless you have attained age 591⁄2). You should consult with a tax adviser before taking steps that may affect whether your policy becomes a modified endowment policy. There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. See “Taxes.”
Tax Law Changes — Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected benefits of purchasing this policy.
Credit Risk — Any Death Benefit guarantee provided by the policy or any rider and the Fixed Account obligations depend on the Company’s financial ability to fulfill its obligations. You should review the Company’s financial statements which are available upon request and are attached to the Statement of Additional Information (SAI).
Increase in Current Fees and Expenses — Certain policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.
Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options.
Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Premium Tax Charge	When you pay premium.	Maximum Charge: 2.5% of each premium payment Current Charge: 0% of each premium payment
Surrender Charge	When you partially or fully surrender your policy, or your policy lapses, during the first 14 policy years, or during the 11 years after any requested increase in Face Amount.	Maximum Charge: $40 per $1,000 of Face Amount surrendered.
Transaction Fee	When you make a withdrawal or a transfer between investment options.	Maximum Charge: $25 per transaction Current Charge: $0 per transaction
Loan Interest Rate[1]	Monthly if you have taken a loan on your policy.	Maximum Charge: 7% annually
1Loan Accounts are credited with interest at an annual rate of 4%.
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
Annual Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charges[1]	Monthly.
Minimum Charge:
$0.039167 per $1,000 of net amount at risk for a 4 year old female.
Maximum Charge:
$83.333 per $1,000 of amount at risk at attained age 99.
Charge for representative insured:
$0.1325 per $1,000 of amount at risk for a male, issue age 34, standard non-smoker.

Monthly Administrative Charge	Monthly.	Maximum Charge: $11.50 plus $0.13 per $1,000 of Face Amount Current Charge: $5 per month
Asset Based Monthly Charge	Monthly.	Maximum Charge: 1.2% of Policy Value invested in the Sub-Accounts.
Guaranteed Death Benefit Charge	Monthly.	Maximum Charge: $0.06 per $1,000 of Face Amount for the guarantee period that lasts until age 85.

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Waiver of Selected Amount Rider[2]	Monthly.
Minimum Charge:
$0.1942 per $100 of selected amount for an insured age 18-37.
Maximum Charge:
$2.00833 per $100 of selected amount for an insured age 59.
Charge for representative insured:
$0.1942 per $100 of selected amount for an insured age 34.

Waiver of Monthly Deduction Rider[3]	Monthly.
Minimum Charge:
$0.005833 per $1,000 of death benefit for a non-smoker age 15-17.
Maximum Charge:
$0.52667 per $1,000 of death benefit for a smoker, age 59.
Charge for representative insured:
$0.01 per $1,000 death benefit for an insured age 34, non-smoker.

Additional Insured Rider[4]	Monthly.
Minimum Charge:
$0.029167 per $1,000 of benefit for a female, issue age 0, during the first policy year.
Maximum Charge:
$27.174167 per $1,000 of benefit for a male smoker, attained age 94.
Charge for representative insured:
$1.73 per $1,000 of benefit for a male, issue-age 34, non-smoker during the first policy year.

Primary Insured Rider[4]	Monthly.
Minimum Charge:
$0.22 per $1,000 of benefit for a female, issue age 0, during the first policy year.
Maximum Charge:
$326.09 per $1,000 of benefit for a male smoker, attained age 94.
Charge for representative insured:
$0.07083 per $1,000 of benefit for a male, issue-age 34, standard non-smoker during the first policy year.

Cost of Living Adjustment Rider		No charge.
Child Insurance Rider	Monthly.	Maximum and Current Charge: $0.54167 per $1,000 of benefit for all children.
Accelerated Benefit Rider	When benefit is exercised. This charge is an interest discount, which is a present value calculation, of the accelerated benefit plus an administrative charge. This is a one-time charge.	Maximum Charge: 10% interest discount plus $300 Current Charge: 5.27% interest discount plus $100
1The cost of insurance charge varies based on individual characteristics of amount at risk, gender, age, policy year, underwriting class, and Face Amount. At any time the “amount at risk” is the death benefit reduced by a factor less the Policy Value. For substandard risks such as aviation, the charge includes a flat dollar amount per $1,000 of Face Amount. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial representative or by calling us at 1-800-231-5453 .
2This charge varies based on individual characteristics of the selected amount to be waived, and the age of the insured. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial representative or by calling us at 1-800-231-5453 .
3This charge varies based on individual characteristics of the amount of death benefit, underwriting class, and age of the insured. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial representative or by calling us at 1-800-231-5453 .
4This charge varies based on individual characteristics of the amount of death benefit of the rider, underwriting class, policy year, and age of the insured. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial representative or by calling us at 1-800-231-5453 .
Annual Fund Operating Expenses
Each Sub-account purchases shares of the corresponding underlying Fund at net asset value. The net asset value of an underlying Fund reflects the investment advisory fees and other expenses of the underlying Fund that are deducted from the assets in that underlying Fund. These underlying Fund expenses may vary from year to year and are more fully described in each underlying Fund’s prospectus.
This table shows the minimum and maximum total operating expenses charged by the underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2020 .

4	Union Security Insurance Company

	Minimum	Maximum
Total Annual Fund Operating Expenses (these are expenses that are deducted from Fund assets, including management fees, distribution, and/or service (12b-1) fees, and other expenses)	0.16%	0.75%
About Us
Union Security Insurance Company
Union Security Insurance Company (“Union Security” or the “Company”) is the issuer of the contracts. Union Security Insurance Company was formerly called Fortis Benefits Insurance Company. Union Security Insurance Company is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.
Union Security is a wholly owned subsidiary of Assurant, Inc. (“Assurant” or the “Parent”) and Assurant, Inc. is the ultimate parent of Union Security Insurance Company. Assurant, Inc. is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.
All of the guarantees and commitments under the policies are general obligations of Union Security. None of Union Security’s affiliated companies has any legal obligation to back Union Security’s obligations under the policies .
On January 2, 2013, Talcott Resolution Life and Annuity Insurance Company (“Talcott”) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential reinsured the obligations of Talcott under the variable life policies and provides administration for the policies. Prior to January 2, 2013, Talcott provided administration for the policies issued by Union Security Insurance Company (“USIC”) in accordance with the terms of the Administrative Services Agreement dated April 1, 2001 by and between USIC and Talcott (“Talcott Administrative Services Agreement”) .
Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential’s mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc.
Variable Account C
The Sub-Accounts are subdivisions of our separate account, called Variable Account C. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. The Company is obligated to pay all amounts promised to policy owners under the policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any of our other liabilities.
Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies. The Company is obligated to pay all amounts promised to Policy Owners in accordance with the terms of the Policy.
The Funds
The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.
We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. In addition, in a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of policy charges, may be negative even though the underlying Fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Policy Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Policy Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Policy Value may decrease in value.
You may order a Fund’s Statement of Additional Information free of charge by calling us at 1-800-231-5453 . You should read the following investment objectives and the prospectuses for each of the Funds listed below for detailed information about each Fund before investing. The Funds may not be available in all states.
You may also allocate some or all of your premium payments to the “General Account,” which pays a declared interest rate. See “The General Account.”
Below is a table that lists the underlying Funds in which the Subaccounts invest, each Fund’s investment adviser and sub-adviser, if applicable, and each Fund’s investment objective. More detailed information concerning a Fund’s investment objective, investment strategies, risks and expenses is contained in each Fund’s prospectus.

5	Union Security Insurance Company

Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund- Class 1	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.	BlackRock Advisors, LLC
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Government Money Market Portfolio - Service Class 2[1]	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
HARTFORD HLS SERIES FUND II, INC.
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
HARTFORD SERIES FUND, INC.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA2	Seeks growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund (includes assets from Hartford Global Growth HLS Fund and Hartford Growth Opportunities HLS Fund) - Class IA	Seeks growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund (includes assets from Hartford Value HLS Fund) - Class IA	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford MidCap HLS Fund (includes assets from Hartford MidCap Growth HLS Fund and Hartford MidCap Value HLS Fund) - Class IA	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA (includes all assets from Hartford High Yield HKS Fund)	Seeks a competitive total return.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA3	Seeks total return and income	Hartford Funds Management Company, LLC / Wellington Management Company LLP
1.In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Policy Value to a money market Sub-Account or participate in an Asset Allocation Program where Policy Value is allocated to a money market Sub-Account, that portion of your Policy Value may decrease in value.
2. Closed to all premium payments and transfers of Policy Value for all policies issued on or after 5/2/2005.
3. Formerly Hartford Money Market HLS Fund — Class IA.
Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds’ prospectuses accompanying this prospectus.
Voting Rights — We currently vote shares of the underlying Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the underlying Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested as of the record date, we will notify you of shareholder’s meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instruction. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a proposal subject to shareholder vote. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each policy owner’s unit balance. The conversion factor is calculated by dividing the

6	Union Security Insurance Company
total number of shares attributed to each sub-account by the total number of units in each subaccount. Fractional votes will be counted. We determine the number of shares as to which the policy owner may give instructions as of the record date for a Fund’s shareholder meeting.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Underlying Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.
We may eliminate the shares of any of the funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive From Funds and Related Parties — Prudential receives substantial fees and payments with respect to the Funds that are offered through your Policy (sometimes referred to as “revenue sharing” payments). Prudential considers these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Policy . All of the Funds on the overall menu make payments to Prudential or an affiliate. Prudential receives these payments and fees under agreements between us and a Fund’s principal underwriter transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Prudential expects to make a profit on the amount of the fees and payments that exceed Prudential’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Policies .
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.
As of December 31, 2020 , we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from the following Fund complex (or affiliated entity): HL Investment Advisors, LLC and Fidelity Variable Insurance Product Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Prudential varies by Fund and Prudential may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.50% and 0.25%, respectively, in 2020 , and are not expected to exceed 0.50% and 0.25%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund).
The General Account
The portion of the prospectus relating to the General Account is not registered under the 1933 Act and the General Account is not registered as an investment company under the 1940 Act. The General Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the General Account. The following disclosure about the General Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.
The General Account credits at least 4% per year. We are not obligated to, but may, credit more than 4% per year. If we do, such rates are determined at our sole discretion. We do not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time. You assume the risk that, at any time, the General Account may credit no more than 4%.
Charges and Deductions
Deductions from Premium
Before your premium is allocated to the Sub-Accounts and/or the General Account, we may deduct a percentage from your premium for a premium tax charge. The amount allocated after the deductions is called your Net Premium.
Premium Tax Charge — The current premium tax charge is 0% of premium, and the maximum premium tax charge that we may assess is 2.5% of premium. This charge reimburses us for premium and other taxes we may have to pay in connection with the policies.
Deductions from Policy Value
Monthly Deduction Amounts — Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

7	Union Security Insurance Company
•the charge for the cost of insurance;
•the monthly administrative charge;
•the asset-based monthly charge;
•the guaranteed death benefit charge;
•any charges for additional benefits provided by rider.
Each Monthly Deduction Amount will be deducted pro rata from the General Account and each of the Sub-Accounts, unless you instruct us otherwise. The Monthly Deduction Amount will vary from month to month.
Cost of Insurance Charge — The “cost of insurance” charge compensates the Company for providing insurance protection. It is deducted each month as part of the Monthly Deduction Amount and is designed to compensate the Company for the costs of paying death benefits. The charge for the cost of insurance equals:
•the monthly cost of insurance rate per $1,000, multiplied by
•the amount at risk, divided by
•$1,000.
On any Monthly Activity Date, the amount at risk equals the Death Benefit divided by 1.00327374, less the Policy Value on that date, prior to assessing the Monthly Deduction Amount.
Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged higher cost of insurance rates. The multiple will be based on the insured’s substandard rating. The charge for the cost of insurance for substandard risks may also include a flat amount applicable to certain special mortality risks such as aviation. The charge is a flat dollar amount per $1,000 of Face Amount.
Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health.
Because your Policy Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy’s amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and changes to the Face Amount.
Monthly Administrative Charge — We deduct a monthly administrative charge from your Policy Value to compensate us for issue and administrative costs of the policy. The current charge is $5.00 per month, and the maximum charge will not exceed $11.50 per month. We may also assess an additional charge of up to $0.13 per thousand dollars of face amount then in force.
Asset Based Monthly Charge —We make a monthly deduction from your Policy Value invested in the Sub-Accounts. The current charge is based on an annual effective percentage rate:

Sub-Account value (no loans)	Years 1-9	Years 10+
$0 - $25,000	1.10%	0.70%
$25,001 to $250,000	0.70%	0.30%
$250,001 or more	0.35%	0.10%
The rate of the charge is lower for each succeeding tier. For example, if the Policy Value were $35,000 in year 3, the rate for the first $25,000 would be 1.10% and 0.70% for the remaining $10,000 of Policy Value.
The maximum asset based monthly charge is 1.2%.
The asset based monthly charge is designed to defray the expenses of processing applications and issuing the policies, to reimburse us for the cost of distributing the policies, and to compensate us for the risks we assume under the policies. These risks include the risk that the costs of administrative services that the policies require will exceed the costs that we anticipate.
Guaranteed Death Benefit Charge — There is no charge for the first 5 policy years of the death benefit guarantee if the insured is age 70 or under when the policy is issued. If the insured is age 71 or more when the policy is issued, there is no charge for the first 2 policy years, or until age 75 if greater. If you select a longer guarantee period, we deduct a monthly charge for the rest of the guarantee period as follows:
•For the guarantee period that lasts until age 65, the current charge is $0.01 per thousand dollars of Face Amount in effect under the policy and any riders. The maximum charge is $0.03 per thousand dollars of Face Amount.
•For the guarantee period that lasts until age 85, the current charge is $0.02 per thousand dollars of Face Amount in effect under the policy and any riders. The maximum charge is $0.06 per thousand dollars of Face Amount.
Rider Charge — If your policy includes riders, a charge applicable to the riders is made from the Policy Value each month. The charge applicable to these riders is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see “Your Policy — Supplemental Benefits.”
Surrender Charge — If the policy is surrendered or lapses during the first 14 policy years, or during the 14 years following any requested increase in Face Amount, we deduct a surrender charge from your Policy Value.

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The amount of the surrender charge depends on the Face Amount and the age of the insured person as follows:

Insured’s Age at Time of Policy Issuance or Face Amount Increase	Surrender Charge per Thousand Dollars of Face Amount or Face Amount Increase
0-27	$9
28-34	$10
35-38	$11
39-42	$12
43-45	$13
46-48	$14
49-51	$16
52-53	$18
54-55	$20
56-57	$22
58-59	$25
60-61	$29
62-63	$33
64-65	$38
66-80	$40
Any amount of surrender charge decreases automatically by a constant amount each year beginning in the sixth year of its 14 year period until, in the fifteenth year, it is zero.
For example, if the insured is age 52 at the time a policy with $100,000 of Face Amount is issued, the surrender charge would initially be $1,800, which is the result of $18 per $1,000 of the Face Amount. The surrender charge during the first 15 policy years would be as follows, assuming you do not increase your Face Amount:

Policy Year	Surrender Charge
1	$1,800
2	$1,800
3	$1,800
4	$1,800
5	$1,800
6	$1,620
7	$1,440
8	$1,260
9	$1,080
10	$900
11	$720
12	$540
13	$360
14	$180
15	$0
Transaction Fee — We may charge a transaction fee of up to $25 for each partial withdrawal, although we have no current plans to do so. We may charge a transaction fee of up to $25 for each transfer between the Sub-Accounts and the General Account, although we have no current plans to do so.
Charges for the Funds
The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund’s average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

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Your Policy
Policy Rights
Policy Owner, or “you” — As long as your policy is in force, you may exercise all rights under the policy while the insured is alive and no beneficiary has been irrevocably named.
Beneficiary — The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless irrevocably named) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you if living; or, otherwise, to your estate.
Insured — The insured is the person on whose life the policy is issued. You name the insured in the application of the policy. The policy owner must have an insurable interest on the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the policy is issued. If there is not a valid insurable interest, the policy will not provide the intended benefits. Through our underwriting process, we will determine whether the insured is insurable.
You may request to change the Insured’s risk class to a more favorable class if the health of the Insured has improved or if the Insured no longer uses nicotine. Upon providing us satisfactory evidence, we will review the risk classification. If we grant a change in risk classification, only future cost of insurance rates will be based on the more favorable class and all other contract terms and provisions will remain as established at issue. We will not change a risk class on account of deterioration of your health.
Assignment — You may assign your policy. Until you notify us in writing, no assignment will be effective against your policy. We are not responsible for the validity of any assignment.
Statements — We will send you a statement at least once each year, showing:
•the current Policy Value, Cash Surrender Value and Face Amount;
•the premiums paid, monthly deduction amounts and any loans since your last statement;
•the amount of any Indebtedness;
•any notifications required by the provisions of your policy; and
•any other information required by the Insurance Department of the state where your policy was delivered.
Change of Address — It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on third party, including the US Postal Service, to update your current address. Unless preempted by ERISA, failure to give us a current address may result in payments due and payable on your life policy being considered abandoned property under state law, and remitted to the applicable state.
Right to Examine a Policy — You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period. Your free look period begins on the day you receive your policy and ends ten days after you get it (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: i) the Policy Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, ii) any deductions under the policy or charges associated with the Separate Account, less applicable federal and state income tax withholding. If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.
Replacements
A “replacement” occurs when a new policy is purchased and, in connection with the sale, an existing policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of money obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan. There are some circumstances where replacing your existing life insurance policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance policy against a proposed policy to determine whether a replacement is in your best interest.
Other Policy Provisions
Incontestability — We cannot contest the Policy after it has been in force, during the Insured’s lifetime, for two years from its Date of Issue, except for non-payment of premium.
Any increase in the Face Amount for which evidence of insurability was obtained, will be incontestable only after the increase has been in force, during the Insured’s lifetime, for two years from the effective date of the increase.
The Policy may not be contested for more than two years after the reinstatement date. Any contest We make after the Policy is reinstated will be limited to material misrepresentations in the evidence of insurability provided to Us in the request for reinstatement. However, the provision will not affect Our right to contest any statement in the original application or a different reinstatement request which was made during the Insured’s lifetime from the Date of Issue of the Policy or a subsequent reinstatement date.
Suicide Exclusion — If, within two years from the Date of Issue, the Insured dies by suicide, while sane or insane, Our liability will be limited to the premiums paid less Indebtedness and less any withdrawals.

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If, within two years from the effective date of any increase in the Face Amount for which evidence of insurability was obtained, the Insured dies by suicide, while sane or insane, Our liability with respect to such increase, will be limited to the Cost of Insurance for the increase.
Policy Limitations
Allocations to Sub-Accounts and the General Account — You may allocate amounts to a maximum of twenty (20) different Sub-Accounts and the General Account at any given time. We may at any time limit the number of Sub-Accounts and the General Account that you may use.
Transfers of Policy Value — You may transfer your Policy Value from one investment option to another, unless a Grace Period is in effect. We reserve the right to limit the number and amount of transfers, or to impose charges upon transfers. If we limit the number of transfers, the limit will never be less than four transfers per policy year. Unless you are transferring the entire amount you have in an investment option, each transfer must be at least $250. We reserve the right to raise this minimum transfer amount up to $1,000.
Can you transfer from one Sub-Account to another?
You may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Policy Value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in Good Order at our Service Office . Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that underlying Fund we would need to sell to satisfy all Policy Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated to that Sub-Account and determine how many shares of that underlying Fund we would need to buy to satisfy all Policy Owners’ “transfer-in” requests.
In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular underlying Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of an underlying Fund rather than buy new shares or sell shares of the underlying Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Are There Any Charges for Transfers Among Sub-Accounts?
Under the Policy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Policy Value more than once a Valuation Day.
For Example:
•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.

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•Conversely, if you have $10,000 in Policy Value distribution among 10 different Sub-Accounts and you request to transfer the Policy Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Policy Value more than once in one day. That means if you have $10,000 in a Money Market Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Policy Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we may send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Policies (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Policy if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Underlying Fund Trading Policies
Generally, you are subject to underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to assist an underlying Fund, to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund’s trading policy. Please refer to each underlying Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in Good Order.
In certain circumstances, Underlying Fund trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide us with shareholder information.
•“Excepted funds” such as M oney M arket funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.
•A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.
Possibility of Undetected abusive trading or market timing.
We may not be able to detect or prevent all abusive trading activities. For instance,
•Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.
•Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records

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for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.
Separate Account investors could be prevented from purchasing underlying Fund shares if we reach an impasse on the execution of an underlying Fund’s trading instructions. In other words, an underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Policy Owner to provide the information. If the Policy Owner does not provide the information, we may be directed by the Fund to restrict the Policy Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Policy will also be precluded from further purchases of Fund shares.
Transfers from/to the General Account — Except for transfers made under the Dollar Cost Averaging Program, you may only make one transfer out of the General Account each year, and the transfer may not be for more than 50% of the General Account value. However, if the value in the General Account is less than $1,000, the entire amount may be transferred from the General Account to the Separate Account. As a result of these restrictions, it can take several years to transfers amounts from the General Account to the Sub-Accounts.
Deferral of Payments — State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest.
Qualification of Life Insurance — We may increase the death benefit, limit a Face Amount increase, return premium payments or send you a withdrawal to make sure the policy qualifies as life insurance.
Changes to Policy or Separate Account
Modification of Policy — The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.
Substitution of Funds — We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.
Change in Operation of the Separate Account — The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.
Separate Account Taxes — Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local laws which impose tax on Talcott and/or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.
Other Benefits
Supplemental Benefits — The following supplemental benefits are among the options that may be included in a policy by rider, subject to the restrictions and limitations set forth therein.
•Disability Riders — There are two disability benefit riders available. You can choose either a Waiver of Selected Amount rider which provides for a monthly payment to the Policy Value during disability, or a Waiver of Monthly Deductions rider which waives the monthly deduction during disability. You can choose only one of these two riders.
•Waiver of Selected Amount Rider — We will pay a monthly premium in an amount you select, so long as the insured person is totally disabled (as defined in the rider). The minimum amount you can select is $25. The maximum amount is described in the rider, but is at least equal to the recommended monthly minimum premium for your policy (capped at the monthly recommended minimum premium for a $2 million dollar policy). See the rider for further details.
•Waiver of Monthly Deductions Rider — We will waive all monthly charges under your policy and riders that we otherwise would deduct from your Policy Value, so long as the insured person is totally disabled (as defined in the rider). While we are paying benefits under this rider we will not permit you to request any increase in the Face Amount of your policy’s coverage. Loan interest will not be paid for you under this rider, and the policy could, under certain circumstances, lapse for nonpayment of loan interest.
•Additional Insured Rider — We will provide term life insurance on the life of the insured person or on the life of one or more of the immediate family members of the insured person. When this rider covers a life other than the insured it is convertible to a variable universal life policy available for conversions, under our published rules at the time of conversion. If this rider covers the insured, it may be exchanged for a face amount increase in the same amount under the policy.

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•Primary Insured Rider — We will provide term life insurance on the life of the insured person. This rider is available only when the policy is first issued. This rider is not convertible to another policy. However, you may exchange the coverage under the rider for a face amount increase in the same amount under the policy.
•Cost of Living Adjustment Rider —We will automatically increase your policy’s Face Amount of insurance at certain specified dates and based on a specified index. After you have met our eligibility requirements for this rider, these increases will not require that evidence be provided to us about whether the insured person continues to meet our requirements for insurance coverage. These automatic increases are on the same terms (including additional charges) as any other Face Amount increase you request except that there is no minimum increase amount. There is no additional charge for the rider itself, although the automatic increases in the Face Amount will cause the monthly insurance charge deducted from your Policy Value to increase in order to pay for the additional coverage. The monthly recommended minimum premium will also increase. This rider terminates (1) when an increase is refused, (2) when there is a decrease in Face Amount, or (3) the policy anniversary following the date the insured reaches age 65
•Child Insurance Rider — We will provide term life insurance coverage on all the eligible children of the insured person under the policy. This rider is convertible to individual life policies (except for term coverage) available for conversions, under our published rules at the time of conversion.
•Accelerated Benefit Rider — This rider provides for a benefit to be requested if the policy’s insured person is diagnosed as having a terminal illness (as defined in the rider). The maximum amount you may accelerate under this rider prior to the insured person’s death is $500,000. The accelerated payment will be discounted for twelve months’ interest, and will be reduced by any outstanding policy loans. The interest rate discount will be equal to the lesser of (1) the rate set out by the Internal Revenue Code; (2) the rate according to state law that is the adjustable policy loan interest rate; or (3) 10%. There is no charge for this rider, but an administrative fee (not to exceed $300) will be charged at the time the benefit is paid. The accelerated benefit rider which forms a part of the Policy should be consulted for details regarding eligibility for, and the terms and limitations of, the benefit. We can also furnish further information about the amount of the benefit available to you under your policy.
Tax Consequences of Additional Rider Benefits — Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. You should consult a qualified tax adviser.
Policy Settlement Options
Proceeds from your Policy may be paid in a lump sum or may be applied to one of our settlement options.
Pathways Program Option — If the Death Benefit payment is $10,000 or greater, the Beneficiary may elect to have their death proceeds paid through our Pathways Program (“Pathways Program”). Under the Pathways Program, the proceeds remain in Our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC). The Beneficiary can write one draft for the total amount of the payment, or keep the money in the General Account and write drafts accounts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit Proceeds to the General Account. Any interest paid to the Beneficiary (Account holder) will be taxable to the Beneficiary (Account holder) in the tax year that it is credited. We may not offer the Pathways Account in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the Pathways Program, Prudential earns investment income from the proceeds under the program. The investment income earned is likely more than the amount of interest we credit to the Beneficiary (Account holder) and we may make a profit from the difference.
The minimum amount that may be placed under the following settlement options is $5,000, subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. Your beneficiary may choose a settlement.
First Option — Interest Income
Payments of interest at the rate we declare (but not less than 3% per year) on the amount applied under this option.
Second Option — Income of Fixed Amount
Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3% per year) is exhausted. The final payment will be for the balance remaining.
Third Option — Payments for a Fixed Period
An amount payable monthly for the number of years selected, which may be from one to 30 years.
Fourth Option — Life Income
Life Annuity — An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant. A payee would receive only one monthly payment if the annuitant dies after the first payment, two payments if the annuitant dies after the second payment, and so forth.
Life Annuity with 120 Monthly Payments Certain — An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.
Other arrangements for income payments may be agreed upon.
Benefits at Maturity — The policy matures on the date of death of the insured.

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Class of Purchasers
Reduced Charges — The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges described above where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative or other costs. Eligibility for these reductions will be determined by factors that We believe are relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to modification. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.
How Policies are Sold
Pruco Securities, LLC, an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Policy. Pruco Securities, LLC, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities, LLC is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities, LLC’s principal business address is 751 Broad Street, Newark, New Jersey 07102.
We pay compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the policies according to schedules in the sales agreements and other agreements reached between us and the Financial Intermediaries. Such compensation generally consists of commissions on a specified amount of premium paid for the Policy.
Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the sale of the policy, depending on the agreement between your financial professional and his or her firm.
These payments are described in more detail in the Statement of Additional Information (SAI) printed with this prospectus. You may also obtain a copy of the SAI by calling 1-800-231-5453 .
Premiums
Premium Payment Flexibility — You have considerable flexibility as to when and in what amounts you pay premiums under your policy.
Prior to policy issue, you choose a planned premium, within a range determined by us. Your planned premium is generally an estimated premium which would keep your policy in force until the insured person reaches age 65, or for 5 years if the insured person is older than age 60. We will send you premium notices for planned premiums. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premiums automatically deducted monthly from your checking account. When we receive scheduled or regular premium payments from you through pre-authorized transactions such as, checking deduction (ACH), payroll deduction or through a government allocation arrangement, a summary of these transactions will appear on your annual statement and you will not receive a confirmation statement after each transaction. The planned premiums and payment mode you select are shown on your policy’s specifications page. You may change the planned premiums, subject to our minimum amount rules then in effect.
After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Policy Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the monthly deduction amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, “Lapse and Reinstatement.”
You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:
•The minimum premium that we will accept is $25 or the amount required to keep the policy in force.
•We reserve the right to refund any excess premiums that would cause the policy to fail to meet the definition of life insurance under the Internal Revenue Code.*
•We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.
•We will return any excess premium to you if it will cause the Policy to become a modified endowment contract (MEC) and request further instructions.*
•Any premium payment in excess of $1,000,000 is subject to our approval.
*If the policy has an outstanding policy loan, we will apply all or a portion of the excess premium as a loan repayment instead of returning the excess premium. If the excess premium can be applied within 30 days of receipt and not cause a MEC or failure to meet the definition of life insurance, we will hold the excess without interest and apply it on such date.
In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC) (See Federal Tax Considerations section for additional information on MEC policies). If we receive a subsequent premium payment that would cause the Policy to become a MEC, we will follow these procedures:
•If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice. You have 2 weeks from the date of the notice to respond.
•If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, the premium payment will be considered not in Good Order. We will hold the payment without interest and credit it

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to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.
These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.
In some cases, applying a subsequent premium payment in a policy year could cause your Policy to fail the definition of life insurance. If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in Good Order and we will follow these procedures:
•If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will return the excess premium payment to you and await further instructions.
•If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, we will hold the payment without interest and credit the premium payment on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy. The owner will be notified of our action after the premium payment has been credited.
Allocation of Premium Payments
Any premiums we receive prior to the issuance of the Policy will be held in a non-interest bearing suspense account during the underwriting process. With respect to any initial premium payment received before the contract date and any premium payment that is not in Good Order, we may temporarily hold the Premium in a suspense account and we may earn interest on such amount. You will not be credited interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period. After the Policy is issued, premium payments are not applied to the Policy until they are received in Good Order at our Premium office or received by us via wire.
Initial Net Premium — During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the General Account on the premium allocation form. Any Net Premium received by us in Good Order prior to the end of the Right to Examine Period, will be allocated to the Money Market Sub-Accoun t based on the next computed value of the Money Market Sub-Account . Upon the expiration of the Right to Examine Period, we will automatically allocate the value in the Money Market Sub-Account to the Fixed Account (if applicable) and the Sub-Accounts according to your premium allocation instructions.
Subsequent Net Premiums — For subsequent Net Premium Payments, you may send allocation instructions to our Service Office in accordance with our then current procedures. If you make a subsequent premium payment and do not provide us with allocation instructions, we will allocate the premium payment among the Sub-Accounts and the General Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt by us in Good Order and will apply only to premium payments received on or after that date. Subsequent premium payments received by us in Good Order will be credited to your Policy based on the next computed value of a Sub-Account following receipt of your premium payment. Net Premiums allocated to the General Account will be credited to your Policy on the day business day they are received.
You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub-Account and/or the General Account must be in whole percentages.
How to send premium payments:
Mail
You should send premium payments to the following lockbox address:
Talcott Resolution
P.O. Box 9001970
Louisville, KY, 40290-1970
or
To our Individual Life Operations Center at:
Talcott Resolution
P.O. Box 305034
Nashville, TN, 37230-5034
Wire
You may also arrange to pay your premium payments by wire. To wire payments call 1-800-231-5453 .
You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for your policy.
If your most recent premium allocation instructions include a Fund (merging Fund) that has been merged into another Fund (surviving Fund) and we do not receive alternative instructions, we will allocate the premium among the Sub-Accounts and the Fixed Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a Fund that has been liquidated,

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generally, unless we receive alternative instructions, we will automatically amend your allocation instructions to replace the liquidated fund with the Money Market Sub-Account .
Accumulation Units — Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.
The number of accumulation units in each Sub-Account to be credited to a policy and the amount to be credited to the General Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Policy Value to be invested in the General Account or the Sub-Account. Each portion of the Net Premium or transferred Policy Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.
Accumulation Unit Values — The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period. From this amount, the daily portion of the sales charge and premium tax charge is then subtracted.
All valuations in connection with a policy, e.g., with respect to determining Policy Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment will be made on the date the request or payment is received by us in Good Order at the Appropriate Payment Office or Service O ffice, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.
Requests for Sub-Account transfers or premium payments received on any Valuation Day in Good Order after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.
Policy Values — Each policy will have a Policy Value. There is no minimum guaranteed Policy Value.
The Policy Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Policy Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the General Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.
A policy’s Policy Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Policy Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy’s Policy Value equals the policy’s value in all of the Sub-Accounts, the General Account, and the Loan Account. A policy’s Cash Value is equal to the Policy Value less any applicable surrender charges. A policy’s Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See “Accumulation Unit Values,” above.
We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven calendar days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, Commission declares that an emergency exists or the Commission by order permits the postponement of payment to protect Policy Owners.
Death Benefits and Policy Values
Death Benefit — Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the insured. Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of the insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period.
Death Benefit Options — There are two death benefit options: the Level Death Benefit Option (“Option A”), or the Return of Policy Value Death Benefit Option (“Option B”). Subject to the minimum death benefit described below, the death benefit under each option is as follows:
•Under Option A, the current Face Amount.
•Under Option B, the current Face Amount plus the Policy Value on the date of the insured’s death.
Death Benefit Option Changes — You may change your death benefit option once each year. You must notify us of the change in writing. You may change Option B to Option A. If you do, the face amount will be increased by the amount of the policy value on the effective date of the change. You may change Option A to Option B. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, reduced by the then-current Policy Value.
Minimum Death Benefit — The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Policy Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Policy Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and the insured’s issue age, sex (where unisex rates are not used) and insurance class.

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This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.
Examples of Minimum Death Benefit:

	A	B
Face Amount	$100,000	$100,000
Policy Value	46,500	34,000
Specified Percentage	250%	250%
Death Benefit Option	Option A	Option B
In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Policy Value at the date of death) of $46,500, multiplied by the specified percentage of 250%. This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.
In Example B, the death benefit is $134,000, i.e., the greater of $100,000 (the Face Amount plus the Policy Value of $34,000) or $85,000 (the Policy Value of $34,000, multiplied by the specified percentage of 250%).
Valid Death Claims — The Company will pay the death proceeds (death benefit less indebtedness) to the beneficiary normally within seven days after proof of death of the insured is received by us, at the Individual Life Operations Center, and the Company has: 1) verified the validity of the claim; 2) received all required beneficiary forms and information; 3) completed all investigations of the claim; and 4) determined all other information has been received and is in Good Order.
Unscheduled Increases and Decreases in Face Amount — The face amount may be increased at any time. It may be decreased at any time after the first policy year. A decrease will be allowed only if premiums are at least equal to the sum of 12 monthly minimum premiums for the initial face amount. A comparable restriction applies after any face amount increase. You may request a change in writing. Any increase or decrease will take effect on the first monthly anniversary following that day we approve the request. Changes are subject to the following:
1.The decrease will be applied to the initial face amount and any increase in face amount in reverse order in which they became effective. The face amount after any requested decrease may not be less than the minimum face amount shown on the policy schedule. A face amount decrease will not be allowed if it would cause the policy to fail to qualify as life insurance under Section 7702 of the Code.
2.Any request for an increase will require proof of insurability satisfactory to us. An increase will also require sufficient surrender value to cover the first new monthly deduction. The minimum increase is shown on your policy schedule and is subject to our issue rules and limits at the time of increase. Increases will not be allowed if any disability benefit is paid under the terms of a rider.
Charges and Policy Values — Your contract values decrease due to the deduction of policy charges. Contract values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your Policy Value may have an effect on your death benefit. If your contract lapses, the contract terminates and no death benefit will be paid.
Making Withdrawals from Your Policy
Surrender — Provided your policy has a Cash Surrender Value, you may surrender your policy to us. In such case you may be subject to a surrender charge, see “Surrender Charge.” We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date we receive your request in writing at our Designated Address, or the date you request your surrender, (our current administration rules allow a policy owner to designate a future surrender date, no more than ten calendar days from the date we receive the request) whichever is later.
Withdrawals — Each year after the first policy year, you may withdraw part of your policy’s Cash Surrender Value. Withdrawals may be subject to a transaction fee. See “Transaction Fee.” You may request a withdrawal on our Partial Withdrawal form. The minimum withdrawal allowed is $250, although we may raise this minimum to $1,000. If the death benefit option then in effect is Option A, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the General Account and the Sub-Accounts. We will not permit a withdrawal if it would cause your policy to fail to qualify as life insurance under the tax laws.
Any time after the first policy year, you may make a withdrawal only if your total premium payments to date equal or exceed the sum of 12 recommended monthly minimum premiums for the initial Face Amount of your policy.
We will normally pay You the amount of the Withdrawal or Cash Surrender Value, less any taxes and applicable charges, within seven calendar days of Our receipt of a Good Order request. We may, however, delay payment of amounts from the Sub-Accounts if the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, the Commission declares that an emergency exists or the Commission by order permits the postponement of payment to protect Policy Owners. In addition, we may delay payment of proceeds that are not attributable to the Sub-Accounts for up to six months for the date of Our receipt of a Good Order request.

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Loans
Availability of Loans — At any time while the Policy is in force and has a Cash Surrender Value, You may obtain a loan from Us, subject to certain terms . We will hold the Policy as sole security for repayment of any such loans taken. We may defer granting a loan, for the period permitted by law but not more than six months, unless the loan is to be used to pay premiums on any policies You have with Us.
Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the General Account and each of the Sub-Accounts to the Loan Account.
If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See “Lapse and Reinstatement.”
Loan Repayments — You can repay all or any part of a loan at any time while your policy is in force and the insured is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the General Account and Sub-Accounts in the same percentage as premiums are allocated.
Effect of Loans on Policy Value — A loan, whether or not repaid, will have a permanent effect on your Policy Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the General Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Policy Value is likely to be. Therefore, it is generally advisable to use any Premium Payments made to the Policy while a loan is outstanding to repay the loan. Such effect could be favorable or unfavorable. If the General Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Policy Value will not increase as rapidly as it would have had no loan been made. If the General Account and the Sub-Accounts earn less than the Loan Account, then your Policy Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.
Credited Interest — Any amounts in the Loan Account will be credited with interest at an effective annual rate of 4.0%.
Interest Charged on Indebtedness — Interest will accrue daily on the Indebtedness at the policy loan rate of not more than 7.0%. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, any difference between the value of the Loan Account and the Indebtedness will be transferred on each policy anniversary or on the date of any loan transaction from the General Account and Sub-Accounts to the Loan Account on a pro rata basis.
Reduced Policy Loan Rates — We will charge interest at a reduced rate of 4% on one policy loan of up to 10% of the Cash Surrender Value in each policy year if:
1)the Cash Surrender Value is at least $10,000; or
2)the policy has been in force for 10 years.
The 10% limitation is raised to 15% for such loans obtained in policy years in which the insured is 59½ or older.
Lapse and Reinstatement
The policy will go into default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount.
If the policy goes into default, we will send you a lapse notice warning you that the policy is in danger of terminating. That lapse notice will tell you the minimum premium required to keep the policy from terminating. This minimum premium equals the amount to pay three Monthly Deduction Amounts plus the Cash Value deficit as of the day the policy grace period began. That notice will be mailed both to you on the first day the policy goes into default, at your last known address, and to any assignee of record.
Grace Period — We will keep your policy in force for the 61-day period following the date your policy goes into default. We call that period the policy Grace Period. However, if we have not received the required premiums (specified in your lapse notice) by the end of the policy Grace Period, the policy will terminate unless the Death Benefit Guarantee is in effect. If the insured dies during the Grace Period, we will pay the death benefit reduced by any money you owe us, such as outstanding loans, loan interest or unpaid charges.
Guaranteed Death Benefit — The policy will remain in force at the end of the policy Grace Period as long as the Guaranteed Death Benefit is available, as described below.
The Guaranteed Death Benefit is available so long as:
(a)the policy is in the Guaranteed Death Benefit Period; and
(b)on each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed an amount known as the cumulative monthly recommended minimum premium.
The cumulative monthly recommended minimum premium is specified in your policy and is the premium required to maintain the Guaranteed Death Benefit. The cumulative monthly recommended minimum premium will increase if you add any riders, or increase your Face Amount. The cumulative monthly recommended minimum premium will decrease if you terminate any riders or decrease your Face Amount. We will send you an amended schedule page with your new monthly recommended minimum premium.

19	Union Security Insurance Company
When you purchase the policy, you may choose one of 3 Guaranteed Death Benefit Periods: (a) 5 years; (b) to age 65 of the insured; or (c) to age 85 of the insured.
However, if the insured is age 71 or older when the policy is issued, the Guaranteed Death Benefit Period for (a) will be the greater of 2 years or until the insured is age 75. If the insured is rated for higher mortality, then only option (a) is available. The choice cannot be changed after the policy is issued. The Guaranteed Death Benefit is not available in all states, and the guarantee period may be shorter in some states due to state limitations.
Regardless of which option is chosen, there is no charge during the period for option (a). After that, the maximum monthly charge for the option (b) guarantee period is $.03 per thousand dollars of Face Amount in effect under the policy or under any supplemental term insurance riders, and $.06 per thousand dollars of such Face Amount for the option (c) guarantee period.
Guaranteed Death Benefit Grace Period — If, on each Monthly Activity Date during the Guaranteed Death Benefit Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, do not equal or exceed the cumulative monthly recommended minimum premium on that date, a Guaranteed Death Benefit Grace Period of 30 days will begin. We will mail to you a notice. That notice will warn you that you are in danger of losing the Guaranteed Death Benefit and will tell you the amount of premium you need to pay to continue the Guaranteed Death Benefit.
The Guaranteed Death Benefit will be removed from the policy if the required premium is not paid by the end of the Guaranteed Death Benefit Grace Period. The Guaranteed Death Benefit will never again be available or in effect on the policy.
Reinstatement — Unless the policy has been surrendered for its Cash Surrender Value, the policy may be reinstated prior to the maturity date, provided:
(a)the insured is alive at the end of the grace period and is also alive on the date of reinstatement;
(b)You make your request in writing within five years from the date the policy lapsed;
(c)You submit to us satisfactory evidence of insurability;
(d)any policy Indebtedness is repaid; and
(e)You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep your policy in force for two months after the date of reinstatement
The Policy Value on the reinstatement date will reflect:
(a)the Cash Value at the time of termination; plus
(b)Net Premiums derived from premiums paid at the time of reinstatement; minus
(c)the Monthly Deduction Amounts that were due and unpaid during the policy Grace Period; plus
(d)the Surrender Charge at the time of termination.
The surrender charge will be based on the duration from the original policy date as though the policy had never lapsed. If this policy is reinstated, the Incontestable and Suicide Exclusion provisions will go into effect. The contestable period and the suicide exclusion will begin on the date this policy is reinstated and will be based on the application taken at that time.
Federal Tax Considerations
Tax Treatment Of Policy Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment as Life Insurance
The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see the Taxation section in the Statements of Additional Information for the Funds.
In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) the Cash Value Accumulation Test or (2) the Guideline Premium Test. At issue, the Contract Owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.
The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.
Changes in your Contract may result in your Contract being considered newly issued and require “re-testing” of a Contract under either the Cash Value Accumulation Test or Guideline Premium Test using the mandatory Commissioner Standard Ordinary Mortality (CSO) Table and prescribed interest rates as of that date.
You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.
We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

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• you will not be taxed on the growth of the Contract Fund unless you receive a distribution from the Contract or if the Contract lapses or is surrendered, and
• the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance or to comply with applicable federal tax law.
The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.
Pre-Death Distributions
The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified as Modified Endowment Contracts
• If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.
• Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.
• Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.
• Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax unless the Contract is surrendered or lapsed.
Modified Endowment Contracts
• The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.
• If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
• Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.
• All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
• Changes in the Contract, including changes in death benefits, may require additional testing to determine whether the Contract should be classified as a Modified Endowment Contract.
Investor Control
The tax law limits the amount of control you may have over choosing investments for the Contract. If this “investor control” rule is violated the Contract assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the

21	Union Security Insurance Company
Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Income Tax Withholding
You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations
If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. In addition, if you transfer your Contract to a foreign person, we are required to provide an information return regarding the transfer to you and the Internal Revenue Service (“IRS”).
Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may not be permitted under the tax law.
Business-Owned Life Insurance.
If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales of issued life insurance policies to third parties. If you sell your Contract to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax and tax reported by us when paid to the beneficiary.
Tax Qualified Pension Plans
You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Variable reduced paid-up insurance and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT.
You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Contract from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that

22	Union Security Insurance Company
we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.
Legal Proceedings
We are regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination or investigation, and although no assurances can be given, we do not believe that any pending matter will have a material adverse effect on our financial condition or results of operations.
Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.
Financial Statements
Our audited consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon our ability to meet its obligations under the Contract. The Account’s audited financial statements are also available in the Statement of Additional Information to this prospectus.
Glossary of Special Terms
1933 Act: Refers to the Securities Act of 1933, as amended.
1940 Act: Refers to the Investment Company Act of 1940, as amended .
Application: A form or set of forms that must be completed and signed by the prospective Owner and each Insured before We can issue a Policy.
Beneficiary: The person or persons designated in the Application or the most recent Beneficiary designation in our files, to whom insurance proceeds are paid.
Cash Surrender Value: the Cash Value less all Indebtedness.
Cash Value: the Policy Value less any applicable Surrender Charges .
Face Amount: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.
General Account: part of our general account to which all or a portion of the Policy Value may be allocated.
Good Order: An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Funds: the registered open-end management companies in which assets of the Separate Account may be invested.
Indebtedness: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.
Loan Account: an account established for any amounts transferred from the General Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.
Monthly Activity Date: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.
Net Premium: the amount of premium credited to Policy Value. It is premium paid minus the premium tax charge.
Payment Office: The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office. For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

23	Union Security Insurance Company
Policy: A legal contract between the Owner and Talcott Resolution Life and Annuity Insurance Company that provides a death benefit payable to the beneficiary upon death of the Insured in accordance with the Policy.
Policy Owner: The Owner or entity named as such in the application whom has all the rights stated in this Policy while the Insured is living.
Policy Value: the total of all amounts in the General Account, Loan Account and Sub-Accounts.
Pro rata basis: an allocation method based on the proportion of the Policy Value in the Fixed Account and each Sub-Account.
Separate Account: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.
Service Office: The office at which we process several types of service requests, including allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Your correspondence will be picked up at the address provided on your service request form and then delivered to our Service Office. For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Sub-Account: the subdivisions of the Separate Account.
Surrender Charge: a charge that may be assessed if you surrender your policy.
Underlying Funds: The mutual funds that the Sub-Accounts invest in. The Underlying Funds are offered exclusively as investment choices in variable insurance products issued by life insurance companies. They are not offered or made available directly to the public. These portfolios may contain different investments than the similarly named mutual funds offered by the money manager; therefore, investment results may differ. Fund holdings and investment strategies are subject to change. Investments in some funds may involve certain risks and may not be appropriate for all investors.
Valuation Day: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.
We, us, our: Union Security Insurance Company (formerly Fortis Benefit Insurance Company).
You, your: the owner of the policy.

Where You Can Find More Information
The statement of additional information ("SAI") is legally a part of this prospectus, both of which are filed with the SEC under the Securities Act of 1933, Registration No. 333-69327. The SAI contains additional information about the Variable Account C. The SEC maintains a website (http://www.sec.gov) that contains the USIC Wall Street Series VUL SAI, material incorporated by reference, and other information about us. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
You can call us at (800) 231-5453 to ask us questions, request information about the policy, and obtain copies of the SAI, or other documents without charge. You can also view the SAI located with the prospectus at www.policyowner-services.com, or request a copy by writing to us at:
Talcott Resolution, P.O. Box 305034, Nashville, TN 537230-5034.

EDGAR Class/Contract Identifier: C000008022
Investment Company Act of 1940: Registration No. 811-04613

Union Security Insurance Company
Statement of Additional Information (Part B)
Wall Street Series VUL
Variable Account C
Union Security Insurance Company
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus and is incorporated by reference into this prospectus. To obtain a prospectus, call us at 1-800-231-5453.
DATE OF PROSPECTUS: May 1, 2021
DATE OF STATEMENT OF ADDITIONAL INFORMATION: May 1, 2021

General Information and History
Union Security Insurance Company ("Union Security") is the issuer of the contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.
Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent"). Assurant, Inc. is the ultimate parent of Union Security Insurance Company. Assurant, Inc. is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.
All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.
On January 2, 2013, Talcott Resolution Life and Annuity Insurance Company (“Talcott”) f/k/a Hartford Life and Annuity Insurance Company entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential will reinsure the obligations of Talcott under the variable life insurance policies and provide administration for the policies. Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential’s mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc. On January 18, 2021, the owners of Hopmeadow Holdings LP (“HHLP”), a parent of Talcott Resolution Life Insurance Company (“TL”) and Talcott Resolution Life and Annuity Insurance Company (“TLA”), signed a definitive agreement to sell all of the equity interests in HHLP and its subsidiaries, including TL and TLA, to Sixth Street Partners, a global investment firm. The sale is subject to regulatory approval and the satisfaction of other closing conditions.
Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential's mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc.
Variable Account C was established as a separate account under Minnesota law on March 13, 1986. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.
Services
Safekeeping of Assets — Title to the assets of the Separate Account is held by Union Security. The assets are kept physically segregated and are held separate and apart from the general corporate assets of Union Security. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.
Cyber Security And Business Continuity Risks
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber-attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters, and similar events, whether deliberate or unintentional, that could impact us and our Contract Owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value ("NAV") with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
Experts
The financial statements of the individual Sub-Accounts which comprise Variable Account C of Union Security Insurance Company incorporated in this Prospectus by reference from Form N-VPFS for the year ended December 31, 2020 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements of Union Security Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 incorporated in this registration statement by reference to the Form N-VPFS (No. 811-04613) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Distribution of the Policies
Effective May 1, 2014, Pruco Securities, LLC , an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of all policies offered through this separate account. Pruco Securities , organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). ( Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971). Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities received gross distribution revenue for its variable life insurance products of $434,196,019 in 2020, $281,884,778 in 2019, and $187,214,104 in 2018. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,347,257 in 2020, $2,809,798 in 2019, and $2,211,393 in 2018. Pruco Securities offers the Contract on a continuous basis.
The policies are sold by salespersons who are financial professional registered broker-dealers who have entered into sales agreements with Pruco Securities. The salespersons are compensated for the sale by registered broker-dealers according to sales agreements between the salesperson and the broker-dealer. The commissions paid to the salespersons vary according to the terms of the sales agreement between the salesperson and the broker-dealer.
As compensation for selling the policies, Pruco Securities pays to broker-dealers a commission of up to 100% of the premiums paid up to the first twelve recommended monthly minimum premiums, up to 4% of all other premiums paid during the first year of the policy, up to 3% of all such premiums in policy years two through six and up to 1.5% of all such premiums in years seven and later. Pruco Securities pays a comparable amount of compensation for any increase of $25,000 or more in the Face Amount of coverage that you request.
Pruco Securities may pay alternative amounts for sales of the policies under a flexible compensation plan, but the maximum value of any alternative amounts we pay is expected to be equivalent over time to the amounts described above.
Your registered financial professional receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your financial professional and his or her firm. Union Security is not involved in determining the compensation of your financial professional. That compensation arrangement may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.
In addition to the commissions described above in this SAI, Union Security and/or an affiliate pay to broker-dealers additional amounts as general marketing allowances. Such payments may offset the broker-dealer's expenses in connection with activities that it is required to perform. Such payments may give Union Security greater access to financial professionals of the broker-dealers that receive such compensation.
All of the compensation described in this section may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this policy over other policies or over other investment options. You may ask your financial professional about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the policy.
These other compensation payments, which may be different for different broker-dealers, will be made by Union Security out of its assets and are not direct deductions from the policy values.

Additional Information about Charges
Purpose of Our Charges — The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks we assume and services that we provide under the policies. These include mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay); investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the guaranteed death benefit or reduce the amount of our charge fee revenues below what we anticipate); sales risks (such as the risk that the number of policies we sell and the premiums we receive, net of withdrawals, are less than we expect thereby depriving us of expected economies of scale); regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and expense risks (such as the risk that the costs of administrative services that the policies require us to provide will exceed what we currently project).
If the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise we will incur a loss.
The monthly policy issuance expense charge is primarily intended to defray expenses incurred in underwriting and processing applications, and in issuing the policies. The monthly administrative charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the policies as insured persons die.
Any excess from the charges discussed in the preceding paragraph, as well as revenues from the premium tax and sales expense charge, and from the daily charge for mortality and expense risks, are primarily intended (a) to defray other unreimbursed administrative expenses, costs of paying sales commissions and other marketing expenses for the policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect), (b) to compensate us for the risks we assume under the policies, or (c) to compensate us for state and local taxes we have to pay when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments or (d) otherwise to be retained by us as profit. The surrender charge has also been designed primarily for these purposes.
Although the preceding paragraphs describe the primary purposes for which charges under the policies have been designed, these distinctions are imprecise and subject to considerable change over the life of a policy. We have full discretion to retain or use the revenues from any charge or charge increase for any purpose, whether or not related to the policies.
Change of Smoker Status — If the person insured under your policy is a smoker, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has ceased smoking for a sufficient period. Any change from smoker to non-smoker risk class will take effect on the next monthly anniversary, and the non-smoker rates for the coverage under the policy will be applied retroactively for the 12 months prior to the date of the change.
Gender Neutral Policies — Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and smoker status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a policy in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.
Cost of Insurance Rates — Because of face amount increases, different cost of insurance rates may apply to different increments of face amount under your policy. If so, we attribute your policy value in proportion to the increments of face amount in order to compute our net amount at risk at each cost of insurance rate.
Performance Data
We may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.
The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the premium tax charge, surrender charge, cost of insurance, monthly administrative charge, asset- based monthly charge, death benefit guarantee charge, and any rider charges. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and Policy Value. All of these policy charges will have a significant impact on your policy's Policy Value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.
Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.
Financial Statements
The financial statements of the Company and the Separate Account follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
The financial statements of the Union Security Variable Account C and of Union Security Insurance Company are hereby incorporated by reference to Form N-VPFS dated April 16, 2021.

Item 26. EXHIBITS

Exhibit Number		Description of Exhibit
(a)		Board of Directors Resolution:
	(i)	Resolution of the Board of Directors of Fortis Benefits Insurance Company (“Fortis”) authorizing the establishment of the Separate Account.(Note 1)

(b)		Custodian Agreements:
Not Applicable.

(c)		Underwriting Contracts:
	(i)	Principal Underwriter and Servicing Agreement (Note 7)

(d)		Contracts:
	(i)	Form of Variable Life Insurance Policy (Note 2)
	(ii)	Accelerated Death Benefit Rider. (Note 3)
	(iii)	Additional Insurance Rider. (Note 3)
	(iv)	Child Insurance Rider (Note 3)
	(v)	Cost of Living Adjustment Rider (Note 3)
	(vi)	Primary Insured Rider (Note 3)
	(vii)	Waiver of Monthly Deduction Amount Rider (Note 3)
	(viii)	Waiver of Select Amount Rider (Note 3)

(e)		Application:
	(i)	Form of Application for Variable Life Insurance Policy (Note 8)

(f)		Depositor’s Certificate of Incorporation and By-Laws:
	(i)	Restated and Amended Articles of Incorporation of Union Security Insurance Company. (Note 5)
	(ii)	Restated Bylaws of Union Security Insurance Company. (Note 4)

(g)		Reinsurance Agreements:
	(i)	American United Life Insurance Company. (Note 3)
	(ii)	(1) Amendment No. 4. (Note 6)
	(iii)	Lincoln National Life Insurance Company (Note 3)
	(iv)	RGA Reinsurance Company (Note 3)
	(v)	Security Life of Denver Insurance Company (Note 3)
	(vi)	The Prudential Insurance Company of America. (Note 6)

(h)		Participation Agreements:
	(i)	Hartford Series Fund, Inc. and Hartford Series Fund II, Inc. (Note 3)
	(ii)	Fidelity Distributors Corporation (Note 7)
	(iii)	(1) Amendment No. 1 (Note 7)

(i)		Administrative Contracts:
	(i)	Hartford Series Fund, Inc. and Hartford Series Fund II, Inc. (Note 3)
	(ii)	The Prudential Insurance Company of America (Note 6)

(j)		Other Material Contracts:
Not Applicable.

(k)		Legal Opinion:
Opinion and Consent of Mariana Wisk, Esq. as to the legality of the securities being registered. (Note 8)

(l)		Actuarial Opinion:
Not Applicable.

(m)		Calculation:
Not Applicable.

(n)		Other Opinions:
	(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 8)
	(ii)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm (Note 8)
	(iii)	Powers of Attorney: Tammy L. Schultz, Athanasios Bolovinos, Paula SeGuin, Eric Kurzrok, Fernand LeBlanc, Lisa Young. (Note 8)

(o)		Omitted Financial Statements:
Not Applicable.

(p)		Initial Capital Agreements:
Not Applicable.

(q)		Redeemability Exemption:
	(i)	Memorandum describing transfer and redemption procedures (Note 8)

(Note 1)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement File No. 33- 65243 filed with the Commission on April 22, 2002.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement File No. 33- 03919 filed with the Commission on April 22, 2002.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, File No. 333-69327, dated April 25, 2012.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement File No. 333-63927 filed with the Commission on December 12, 2005.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement File No. 033-65243, filed with the Securities and Exchange Commission on April 22, 2013.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N- 6, File No. 333-69327, filed with the Securities and Exchange Commission on April 22, 2013.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement File No. 333-69327, filed with the Securities and Exchange Commission on April 15, 2014.
(Note 8)	Filed Herewith.
Item 27. Partial List of Officers and Directors

Name and Address	Position and Offices With Depositor
Tammy L. Schultz (1)	Chairman, President and Chief Executive Officer
Athanasios Bolovinos (2)	Chief Financial Officer, Treasurer, Assistant Secretary
Paula SeGuin (2)	Vice President, Director
Eric Kurzrok (2)	Director
Fernand LeBlanc (3)	Director
Lisa Young (1)	Director
(1)Address: 440 Mt. Rushmore Road, Rapid City, S.D. 57701
(2)Address: Assurant, Inc., 28 Liberty Street, 41st Floor, New York, NY 10005
(3)Address: 260 Interstate North Circle, NW, Atlanta, GA 33039

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Filed herein as Exhibit 28.1.

Item 29. Indemnification
The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated person may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30.     Principal Underwriters
(a)Pruco Securities, LLC ("Pruco Securities"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:
•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life Variable Insurance Account
•Pruco Life PRUvider Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•Pruco Life of New Jersey Variable Insurance Account
•The Prudential Variable Appreciable Account
•Talcott Resolution Life Insurance Company Separate Account VL I
•Talcott Resolution Life Insurance Company Separate Account VL II
•Talcott Resolution Life Insurance Company Separate Account One
•Talcott Resolution Life Insurance Company Separate Account Five
•Talcott Resolution Life & Annuity Insurance Company Separate Account VL I
•Talcott Resolution Life & Annuity Insurance Company Separate Account VL II
•Talcott Resolution Life & Annuity Insurance Company Separate Account Five
•Union Security Insurance Company Variable Account C
The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.

(b)Management:

Managers And Officers Of Pruco Securities, LLC

Name and Principal Business Address	Position and Office with Pruco Securities
Robert Begun (Note 1)	President, Manager, Vice President
John M. Cafiero (Note 2)	Assistant Secretary
David Camuzo (Note 1)	Secretary
Susanna Davi (Note 2)	Assistant Treasurer
Dexter M. Feliciano (Note 1)	Vice President, Chief Operating Officer, Manager
Anthony M. Fontano (Note 1)	Vice President, Manager
Peter C. Gayle (Note 1)	Vice President, Manager
Bradford O. Hearn (Note 1)	Chairman, Manager
Salene Hitchcock-Gear (Note 1)	Manager
Patrick L. Hynes (Note 1)	Manager
Hasan Ibrahim (Note 1)	Vice President, Chief Legal Officer, Assistant Secretary
Frank Ingraham (Note 1)	Vice President, Chief Compliance Officer
Milton T. Landes (Note 1)	Vice President
Elspeth Leung (Note 3)	Assistant Controller
Tina Lloyd (Note 4)	Assistant Secretary
Joseph B. McCarthy (Note 2)	Assistant Treasurer
Juzer Mohammedshah (Note 1)	Treasurer
Charles M. O'Donnell (Note 1)	Vice President
Maggie Palen (Note 2)	Assistant Secretary
Charles H. Smith (Note 3)	Anti-Money Laundering Officer
Robert P. Smit (Note 3)	Vice President, Controller, Chief Financial Officer, Principal Financial Officer, Principal Operations Officer
Jordan K. Thomsen (Note 3)	Assistant Secretary
Dianne Trinkle (Note 3)	Assistant Controller

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) 2101 Welsh Road, Dresher, PA 19025

C)Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,347,257 in 2020, $2,809,798 in 2019, and $2,211,393 in 2018. Pruco Securities offers the Contract on a continuous basis.

The sum of the chart below is $434,196,019, which represents Pruco Securities’ total 2020 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Commissions and other compensation received from the registrant during the last fiscal year with respect to variable life insurance products.
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Other Compensation
Pruco Securities	$112,296,988	$0	$321,899,031	$0
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.
Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
Item 31.Location of Accounts and Records
Provided in the most recent report on Form N-CEN.

Item 32. Management Services
On January 2, 2013, Talcott Resolution Life and Annuity Insurance Company (“Talcott”) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential reinsured the obligations of Talcott under the variable life policies and provides administration for the policies. Prior to January 2, 2013, Talcott provided administration for the policies issued by Union Security Insurance Company (“USIC”) in accordance with the terms of the Administrative Services Agreement dated April 1, 2001 by and between USIC and Talcott (“Talcott Administrative Services Agreement”).
Item 33. Representation of Reasonableness of Fees
The Prudential Insurance Company of America ("Prudential") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 29th day of April, 2021.
VARIABLE ACCOUNT C
(Registrant)

*By:	Tammy L. Schultz*	*By:	/s/ William J. Evers
	Tammy L. Schultz		William J. Evers
	Chairman, President and Chief Executive Officer*		Attorney-in-Fact
UNION SECURITY INSURANCE COMPANY
(Depositor)

*By:	Tammy L. Schultz*
Tammy L. Schultz
Chairman, President and Chief Executive Officer*
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 29th day of April, 2021.

Signature and Title

/s/ *
Tammy L. Schultz
Chairman, President and Chief Executive Officer

/s/ *
Athanasios Bolovinos
Chief Financial Officer, Treasurer, Assistant Secretary

/s/ *
Paula SeGuin	*By:	/s/ William J. Evers
Vice President, Director		William J. Evers
(Attorney-in-Fact)
/s/ *
Eric Kurzrok
Director

/s/ *
Fernand LeBlanc
Director

/s/ *
Lisa Young
Director

EXHIBIT INDEX

Item 26.

(e) Applications:	Form of Application for Variable Life Insurance Policy

(k) Legal Opinion and Consent:	Opinion and Consent of Mariana Wisk, Esq. as to the legality of the securities being registered.

(n) Auditor Consent:	(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
(ii) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
(iii) Powers of Attorney: Tammy L. Schultz, Athanasios Bolovinos, Paula SeGuin, Eric Kurzrok, Fernand LeBlanc, Lisa Young.

(q) Redeemability Exemption :
Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B).

Item 28.

(1) Persons Controlled by or Under Common Control with the Depositor or the Registrant	Organizational Chart